Exhibit 8.1
GRUPO TELEVISA, S.A.B.
Subsidiaries, Consolidated Variable Interest Entities, Joint Ventures and Associates
as of December 31, 2006

Name of Company	Country of Incorporation
Campus América, S.A. de C.V.	Mexico
Television Holdings de Centroamérica, S.A. (1)	Nicaragua
Linking Media, S.A. de C.V.	Mexico
Univision Communications, Inc. (*)	United States of America
Televisa Pay-TV Venture, Inc.	United States of America
TuTv, LLC (2)	United States of America

Corporativo Vasco de Quiroga, S.A. de C.V.	Mexico
Audiomaster 3000, S.A. de C.V. (1)	Mexico
Cable TV Internacional, S.A. de C.V.	Mexico
Television Internacional, S.A. de C.V. and subdidiary	Mexico
Controladora Vuela Compañía de Aviación, S.A. de C.V. and subsidiaries (*)	Mexico
Corporatel, S.A. de C.V.	Mexico
Dibujos Animados Mexicanos Diamex, S.A. (*)	Mexico
Editorial Clio Libros y Videos, S.A. de C.V. and subsidiary (*)	Mexico
En Vivo Espectáculos, S. de R.L. de C.V. (1)	Mexico
Eventicket, S.A. de C.V. (1)	Mexico
Fútbol del Distrito Federal, S.A. de C.V.	Mexico
Grupo Comunicación y Esfuerzo Comercial, S.A. de C.V. (1)	Mexico
Impulsora del Deportivo Necaxa, S.A. de C.V.	Mexico
Marcas y Desarrollos, S.A. de C.V. (1)	Mexico
Más Fondos, S.A. de C.V. Sociedad Distribuidora de Acciones de Sociedades de Inversión (*)	Mexico
Operadora Dos Mil, S.A. de C.V.	Mexico
Productora Contadero, S.A. de C.V. (1)	Mexico
Promarca y Cía., S.A. de C.V.	Mexico
Promo-Certamen, S.A. de C.V.	Mexico
Quiroga TV, S.A. de C.V.	Mexico
TV Santa Fé, S.A. de C.V.	Mexico
San Angel TV, S.A. de C.V.	Mexico
Tarabu, Inc.	United States of America
Televisa EMI Music, S.A. de C.V. (*)	Mexico

CVQ Espectáculos, S.A. de C.V.	Mexico
Club de Fútbol América, S.A. de C.V.	Mexico
Real San Luis F.C., S.A. de C.V.	Mexico
Teatro de los Insurgentes, S.A. de C.V.	Mexico
Televisa en Vivo, S.A. de C.V.	Mexico
Videocine, S.A. de C.V.	Mexico
Coyoacán Films, S.A. de C.V. (*)	Mexico

DTH Europa, S.A.	Spain

Editora Factum, S.A. de C.V.	Mexico
BouncyNet, Inc. and subsidiary (*)	United States of America
Desarrollo Vista Hermosa, S.A. de C.V.	Mexico
Digital TV, S.A. de C.V. (1)	Mexico
Empresas Cablevisión, S.A.B. de C.V.	Mexico
Milar, S.A. de C.V.	Mexico
Argos Comunicación, S.A. de C.V. (*)	Mexico
Cablestar, S.A. de C.V.	Mexico
Cablevisión, S.A. de C.V.	Mexico
Tercera Mirada, S.A. de C.V.	Mexico
Grupo Mexicano de Cable, S.A. de C.V.	Mexico

Name of Company	Country of Incorporation
Integravisión de Occidente, S.A. de C.V.	Mexico
La Casa de la Risa, S.A. de C.V. (1)	Mexico
Servicios Cablevisión, S.A. de C.V.	Mexico
Tecnicable, S.A. de C.V.	Mexico
Telestar del Pacífico, S.A. de C.V.	Mexico
Galavisión DTH, S. de R.L. de C.V.	Mexico
DTH México, S.A. de C.V.	Mexico
Mednet, S.A. de C.V. (*)	Mexico
Metros Cúbicos, S.A. de C.V. (*)	Mexico
Queplan, S.A. de C.V.	Mexico

Editorial Televisa, S.A. de C.V.	Mexico
Editorial Motorpress Televisa, S.A. de C.V.	Mexico
Editorial Televisa Argentina, S.A.	Argentina
Editorial Televisa Chile, S.A.	Chile
Editorial Televisa Colombia, S.A.	Colombia
Editorial Televisa Colombia Cultural, S.A.	Colombia
Editorial C&P Limitada	Colombia
Editorial Televisa Colombia Recreativa, S.A.	Colombia
Editorial Televisa International, S.A.	Mexico
ET Publishing International, Inc.	United States of America
Hispanic Publishing Associates, LLC.	United States of America
Editorial Televisa Perú, S.A.	Peru
Editorial Televisa Puerto Rico, Inc.	Puerto Rico
Editorial Televisa Venezuela, S.A.	Venezuela
Vanipubli Ecuatoriana, S.A.	Ecuador
VeneTel Servicios Publicitarios, S.A.	Venezuela
Publicaciones Aquario, S. de R.L. de C.V. ( formerly, Zoom Media Mexicana, S. de R.L. de C.V. )	Mexico

En Vivo U.S. Holding, LLC	United States of America
En Vivo U.S. Holding Company	United States of America

Esmas Holding, LLC (1)	United States of America
Esmas I, LLC(1)	United States of America

Factum Más, S.A. de C.V.	Mexico
Sky DTH, S. de R.L. de C.V.	Mexico
Innova Holdings, S. de R.L. de C.V.	Mexico
Innova, S. de R.L. de C.V. (2)	Mexico
Corporación Novaimagen, S. de R.L. de C.V.	Mexico
Corporación Novavisión, S. de R.L. de C.V.	Mexico
Corporación de Radio y Televisión del Norte de México, S. de R.L. de C.V.	Mexico
Nova Call-Center, S. de R.L. de C.V.	Mexico
Servicios Corporativos de Telefonía, S. de R.L. de C.V.	Mexico
Servicios Novasat, S. de R.L. de C.V.	Mexico
Comercio Más, S.A. de C.V.	Mexico
Corporación Más, S.A. de C.V.	Mexico

Gestora de Inversiones Audiovisuales La Sexta, S.A.U. and subsidiary (*)	Spain

Grupo Distribuidoras Intermex, S.A. de C.V.	Mexico
Distribuidora Bolivariana, S.A.	Peru
Distribuidora de Revistas Bertrán, S.A.C	Argentina
Intercontinental Media, S.A.	Argentina
Distribuidora Panamex, S.A.	Panama
Distribuidora Intermex, S.A. de C.V.	Mexico
Distribuidora Alfa, S.A.	Chile
Easa Colombiana, S.A.	Colombia

Name of Company	Country of Incorporation
Editorial Momento, S.A.	Colombia
Distribuidoras Unidas, S.A.	Colombia
Gonarmex, S.A. de C.V.	Mexico
Grupo América, S.A.(1)	Panama
Samra, S.A.	Ecuador
Distribuidora Los Andes, S.A.	Ecuador
Saral Publications, Inc.	United States of America

Paxia, S.A. de C.V.	Mexico

Promo-Industrias Metropolitanas, S.A. de C.V.	Mexico
Telestar de Occidente, S.A. de C.V.	Mexico

Sistema Radiópolis, S.A. de C.V.	Mexico
Cadena Radiodifusora Mexicana, S.A. de C.V.	Mexico
Radio Melodía, S.A. de C.V.	Mexico
Radio Tapatía, S.A. de C.V.	Mexico
X.E.Z.Z., S.A. de C.V.	Mexico
Servicios XEZZ, S.A. de C.V. (1)	Mexico
Radio Comerciales, S.A. de C.V.	Mexico
Radiotelevisora de Mexicali, S.A. de C.V.	Mexico
Servicios Radiópolis, S.A. de C.V. (1)	Mexico

Teleparábolas, S.L.	Spain

Telesistema Mexicano, S.A. de C.V.	Mexico
Altavista Sur Inmobiliaria, S.A. de C.V.	Mexico
Dimar, S.A. de C.V.	Mexico
Estudio Sevilla 613, S.A. de C.V.	Mexico
G. Televisa-D, S.A. de C.V.	Mexico
Imagen y Talento Internacional, S.A. de C.V.	Mexico
Inmobiliaria Amber, S.A. de C.V.	Mexico
Inmobiliaria Río de la Loza, S.A. de C.V.	Mexico
Morning Glory Productions, S.A. de C.V.	Mexico
Televisa Internacional, LLC.	United States of America
Multimedios Santa Fe, S.A. de C.V.	Mexico
Producciones Nacionales Televisa, S.C.	Mexico
Proyectos Especiales Televisa, S.C.	Mexico
Recursos Corporativos Alameda, S.C.	Mexico
Pico Tres Padres, S. de R.L. de C.V.	Mexico
Publicidad Virtual, S.A. de C.V.	Mexico
Publicidade Virtual Latinoamérica, LTDA .	Brazil
Sattora, S.A. de C.V.	Mexico
Tarrague, A.G	Switzerland
Teleinmobiliaria, S. de R.L. de C.V.	Mexico
Tele Tips Digital, S.A. de C.V.	Mexico
Televisa, S.A. de C.V.	Mexico
Endemol México, S.A. de C.V. (*) .	Mexico
Espacio de Vinculación, A. C.	Mexico
Televisa International Marketing Group, Inc.	United States of America
Televisa Mexico, Ltd.	Switzerland
Televisa Entretenimiento, S.A. de C.V.	Mexico
Ocesa Entretenimiento, S.A. de C.V. and subsidiaries (*)	Mexico
Videoserpel, Ltd.	Switzerland
Televisa Programming, S.A. de C.V.	Mexico
Terma, S.A. de C.V.	Mexico
Visat, S.A. de C.V.	Mexico

Name of Company	Country of Incorporation
Televisa Argentina, S.A.	Argentina

Televisa Juegos, S.A. de C.V.	Mexico
Apuestas Internacionales, S.A. de C.V.	Mexico
Magical Entertainment, S. de R.L. de C.V.	Mexico

Televisión Independiente de México, S.A. de C.V.	Mexico
Bay City Television, Inc.	United States of America
Cadena de las Américas, S.A. de C.V.	Mexico
Cadena Televisora del Norte, S.A. de C.V.	Mexico
Canal 23 de Ensenada, S.A. de C.V.	Mexico
Canal XXI, S.A. de C.V.	Mexico
Canales de Televisión Populares, S.A. de C.V.	Mexico
Compañía Televisora de León Guanajuato, S.A. de C.V.	Mexico
Desarrollo Milaz, S.A. de C.V.	Mexico
ECO Producciones, S.A. de C.V.	Mexico
Editora San Angel, S.A. de C.V.	Mexico
Empresas Baluarte, S.A. de C.V.	Mexico
Grupo Administrativo Tijuana, S.A. de C.V.	Mexico
Radio Televisión, S.A. de C.V.	Mexico
Radiotelevisora de México Norte, S.A. de C.V.	Mexico
T.V. Conceptos, S.A. de C.V.	Mexico
T.V. de los Mochis, S.A. de C.V.	Mexico
T.V. del Humaya, S.A. de C.V.	Mexico
Telehermosillo, S.A. de C.V.	Mexico
Telemercado Alameda, S. de R.L. de C.V. (*) (1)	Mexico
Televimex, S.A. de C.V.	Mexico
Televisa Corporación, S.A. de C.V.	Mexico
Televisa Producciones, S.A. de C.V.	Mexico
Televisa Talento, S.A. de C.V.	Mexico
Televisión de Puebla, S.A. de C.V.	Mexico
Televisión del Golfo, S.A. de C.V.	Mexico
Televisora de Calimex, S.A. de C.V.	Mexico
Televisora de Mexicali, S.A. de C.V.	Mexico
Televisora de Navojoa, S.A.	Mexico
Televisora de Occidente, S.A. de C.V.	Mexico
Televisora del Golfo, S.A. de C.V.	Mexico
Televisora del Yaqui, S.A. de C.V. (*) .	Mexico
Televisora Peninsular, S.A. de C.V.	Mexico
Transmisiones Nacionales de Televisión, S.A. de C.V.	Mexico
XHCC-TV Televisión, S.A. de C.V.	Mexico

( * )	Joint Venture or Associate. Under International Accounting Standard No. 28, paragraph 2, an “associate” is an entity, including an incorporated entity such as a partnership, over which the investor has significant influence and that is neither a subsidiary nor an interest in a joint venture.

(1)	No current operations.

(2)	Consolidated Variable Interest Entity. The Company and / or any of its subsidiaries is deemed the primary beneficiary of the variable interest entity